UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

AMERICAN SECURITY RESOURCES CORPORATION
(Formerly Kahuna Network Security Inc.)
(Formerly Computer Automation Systems, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27419	90-0179050
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

19 Briar Hollow Lane, Suite 125 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 713-465-1001

Former name or former address, if changed since last report:  9601 Katy Freeway Ste 220, Houston, Tx 77024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On January 19, 2010, PS Stephenson & Co., P. C. was appointed as the independent auditor for American Security Resources Corporation (the “Registrant”).

PS Stephenson & Co., P. C., CPA’s is a mid-size public accounting firm with its principal office in Wharton, Texas, and satellite offices in Houston, TX and LaGrange, TX. The firm is a professional corporation consisting of licensed certified public accountants and is a member of the Public Company Accounting Oversight Board, American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

The independent auditors will complete the 2008 and 2009 audits of the registrant’s financial activity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SECURITY RESOURCES CORPORATION
DATE: January 19, 2010	By: /s/ Frank Neukomm
Frank Neukomm, Chief Executive Officer